EXHIBIT 21.1


                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                              LIST OF SUBSIDIARIES

                              As of March 16, 2005


                                                 Ownership                                     Names under which the Subsidiary
Name                                             Percentage        Jurisdiction of Formation   Conducts Business
----                                             ----------        -------------------------   --------------------------------

American Home Mortgage Holdings, Inc.            100%              Delaware
American Home Mortgage Acceptance, Inc.          100%              Maryland                    AHM Acceptance
American Home Mortgage Corp.                     100%              New York                    AHM Financial
                                                                                               AHM Mortgage
                                                                                               American Brokers Conduit
                                                                                               American Home Mortgage
                                                                                               American Home Mortgage Corp of
                                                                                                 New York
                                                                                               American Home Solutions
                                                                                               American Mortgage
                                                                                               CFHM
                                                                                               Central Florida Home Mortgage
                                                                                               CNI
                                                                                               Coastline Mortgage, Inc.
                                                                                               Columbia National, Inc.
                                                                                               Columbia National
                                                                                               Columbia National Mortgage
                                                                                               CN Mortgage
                                                                                               ComNet Mortgage Services
                                                                                               ComNet Mortgage Services, a
                                                                                                 division of American
                                                                                               Home Mortgage
                                                                                               First Home Mortgage
                                                                                               First Home Mortgage Corp.
                                                                                               First Home Mortgage Corp. of Georgia
                                                                                               First Home Mortgage Corp. of Illinois
                                                                                               First Home Mortgage of Pennsylvania
                                                                                               HLB Mortgage
                                                                                               mTeam Financial
                                                                                               Marina Mortgage
                                                                                               Meyerson Residential
                                                                                               MortgageOps
                                                                                               MortgageOps.com
                                                                                               MortgageSelect
                                                                                               MortgageSelect, Inc.
                                                                                               MortgageSelect.com, Inc.
                                                                                               New York American Home Mortgage Corp.
                                                                                               Western United Mortgage of Colorado

American Home Mortgage Servicing, Inc.           100%              Maryland                    Columbia National, Inc.
                                                                                               Columbia National Incorporated
                                                                                               CNI National Mortgage Co.
                                                                                               Columbia National Mortgage
                                                                                               CNI National
                                                                                               American Home Mtg Servicing